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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 9, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

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                           MICHIGAN                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

              25505 W. TWELVE MILE ROAD, SUITE 3000                                      48034-8339
                      SOUTHFIELD, MICHIGAN                                               (Zip Code)
             (Address of Principal Executive Offices)

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       Registrant's telephone number, including area code: (248) 353-2700









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 9, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing that it has extended the maturity of its $135 million credit agreement with a group of commercial banks from June 9, 2005 until June 9, 2006. The press release, dated June 9, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

                  99.1     Press Release dated June 9, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CREDIT ACCEPTANCE CORPORATION
                            (Registrant)

                            By: /s/ Douglas W. Busk
                            -----------------------
                            Douglas W. Busk
                            Treasurer
                            June 10, 2004



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                               INDEX OF EXHIBITS

         EXHIBIT NO.                 DESCRIPTION
         -----------         --------------------------------

             99.1            Press Release dated June 9, 2004.